EXHIBIT  10.29

                                    [FORM OF]
                               WARRANT  AGREEMENT
                         TO  PURCHASE  COMMON  STOCK  OF
                              PHOTOLOFT.COM,  INC.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

     This Warrant Agreement (the "Agreement") is entered into this ____ day of March, 2000, by and between PhotoLoft.com, ("PhotoLoft") and ______________ ("Holder"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Issuance  of  Warrants.  PhotoLoft,  subject  to  the  terms and conditions
     ----------------------
hereinafter set forth, hereby issues to Holder warrants (the "Warrants") to purchase _________________ (_________) shares of PhotoLoft common stock (the "Shares"). The exercise price of the Shares shall be $_______ per share (the "Exercise Price") subject to adjustment in accordance with Paragraph 5 of this Agreement.

2.   Term.  The  Warrants  may be exercised at any time after the Effective Date
     ----
set forth on the signature page hereof and before the expiration of sixty (60) months from the Effective Date.

3.   Exercise.
     --------

     (a) Holder shall exercise the Warrants granted hereunder, in whole or in part, by delivering to PhotoLoft at the office of PhotoLoft, or at such other address as PhotoLoft may designate by notice in writing to the holder hereof, the Notice of Exercise attached hereto as Exhibit A and incorporated herein by
                                            ---------
reference and a certified check or wire transfer in lawful money of the United States for the Exercise Price for the entire amount of the number of Warrants being exercised

     (b)     In  lieu of exercising this Warrant in the manner provided above in
Section 3(a), the registered holder may elect to receive shares on a cashless basis by surrender of this Warrant at the principal office of Photoloft together with notice of such election in which event Photoloft shall issue to such Holder a number of shares of Shares computed using the following formula:


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                    X =    Y (A - B)
                          ----------
                                A

          Where  X = The number of Shares to be issued to the registered holder.

                 Y = The number of Shares purchasable under this Warrant (at the date of such calculation).

                 A = The average market value of one Share for the period of five (5) trading days immediately preceding the date of exercise.

                 B = The Warrant Exercise Price (as adjusted to the date of such calculation).

     (c) Upon delivery of all of the items set forth in (a) or (b) above, Holder shall be entitled to receive a certificate or certificates representing the Shares. Such Shares shall be validly issued, fully paid and non-assessable. If PhotoLoft shall fail for any reason or for no reason to issue to a Holder within ten (10) business days after the time required under this section, a certificate for the number of Shares to which the Holder is entitled upon the holders exercise of this Warrant or a new Warrant for the number of Shares to which such Holder is entitled, PhotoLoft shall, in addition to any other remedies under this Agreement or otherwise available to such Holder including indemnification pursuant to the Securities Purchase Agreement, pay as additional damages in cash to such Holder for each day such issuance is not timely effected after the tenth (10th) business day following the time required under this section an amount equal to 0.1% of the product of (x) the number of Shares represented by the new Warrant not issued to the Holder on a timely basis and to which such Holder is entitled hereunder and (y) the Closing Bid Price (as defined in the Certificate of Designation) of the Shares on the last possible date which PhotoLoft could have issued such new Warrant or Shares to such Holder without violating this section.

     (d) Warrants shall be deemed to have been exercised immediately prior to the close of business on the day of such delivery, and Holder shall be deemed the holder of record of the Shares issuable upon such exercise at such time.

     (e) Upon any partial exercise of the Warrants, at the request of PhotoLoft, this Agreement shall be surrendered and a new Agreement evidencing the right to purchase the number of Shares not purchased upon such exercise shall be issued to Holder.

     (f) No fractional Shares are to be issued upon the exercise of this warrant, but rather the number of Shares issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

4.     Representations  and Warranties of PhotoLoft.  PhotoLoft hereby covenants
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and  agrees  as  follows:


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     (a)  This  Warrant is,  and  any Warrants  issued in substitution for or in replacement of this Warrant will upon issuance be, duly authorized and validly issued.

          (b) All Warrants which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

5.     Representations  and  Warranties of Holder.  Holder hereby represents and
       ------------------------------------------
warrants  to  PhotoLoft  as  follows:

     (a) Sophistication. Holder has (i) a preexisting personal or business relationship with PhotoLoft or one or more of its officers, directors, or control persons; or (ii) by reason of Holder's business or financial experience, or by reason of the business or financial experience or of Holder's financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by PhotoLoft or any affiliate or selling agent of PhotoLoft, Holder is capable of evaluating the risks and merits of this investment and of protecting Holder's own interests in connection with this investment.

     (b) Accredited Investor. Holder is an "accredited investor" as such term is defined under Regulation D of the Securities Act of 1933, as amended
(the  "Securities  Act").

     (c) Investment Intent. Holder is purchasing the Warrants, and will purchase the Shares solely for his or her own account for investment. Holder has no present intention to resell or distribute the Warrants or the Shares or any portion thereof. The entire legal and beneficial interest of the Warrants is being purchased, and will be held, for Holder's account only, and neither in whole or in part for any other person.

     (d) Information Concerning Company. Holder is aware of the business affairs and financial condition of PhotoLoft and has acquired sufficient information about PhotoLoft to make an informed and knowledgeable decision to purchase the Warrants and the Shares.

     (e) Economic Risk. Holder realizes that the purchase of the Warrants and the Shares will be a highly speculative investment and involves a high degree of risk. Holder is able, without impairing its financial condition, to hold the Warrants and/or the Shares for an indefinite period of time and to suffer a complete loss of its investment.

6.   Anti-dilution  Adjustments.  The  Warrants  granted  hereunder  and  the
     --------------------------
Exercise Price thereof shall be subject to adjustment from time to time upon the happening of certain events as set forth below.

     (a) Stock Splits and Dividends. If outstanding shares of PhotoLoft Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such


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dividend  shall  simultaneously  with  the  effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of the Warrants shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of the Warrants immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

     (b) Reclassification, Etc. Subject to Section 11, in case there occurs any reclassification or change of the outstanding securities of PhotoLoft or any reorganization of PhotoLoft (or any other corporation the stock or securities of which are at the time receivable upon the exercise of the Warrants) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised the Warrants immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section.

     (c) Adjustment Certificate. When any adjustment is required to be made in the Shares or the Exercise Price pursuant to this Section, PhotoLoft shall promptly mail to Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which the Warrants shall be exercisable after such adjustment.

7.   Notices.  PhotoLoft  will  give  written  notice  to  the  holder  of  this
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Warrant at least twenty (20) days prior to the date on which any reorganization, consolidation, merger, sale, dissolution, liquidation or other similar transaction will take place.

8.   Lost,  Stolen,  Mutilated or  Destroyed  Warrant.  If this Warrant is lost,
     ------------------------------------------------
stolen, mutilated or destroyed, PhotoLoft shall, on receipt of indemnification undertaking and upon a notarized affidavit stating the cause for a new issuance, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

9.   Reservation  of  Shares.  PhotoLoft  shall  at  all  times  keep reserved a
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sufficient  number  of  authorized  shares  of  Common  Stock to provide for the exercise  of  the  Warrants  in  full.

10.   Transferability.  The  Warrants  issued  hereunder  and any and all Shares
      ---------------
issued upon exercise of the Warrants shall be transferable on the books of PhotoLoft by the holder hereof in person or by duly authorized attorney subject to any restrictions imposed by applicable federal or state securities laws. It shall be a further condition to any transfer of the Warrants that the transferor


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(if  any  portion of the Warrants are retained) and the transferee shall receive and accept new Warrants, of like tenor and date, executed by PhotoLoft, for the portion so transferred and for any portion retained, and shall surrender this Agreement executed.

11.   Mandatory  Conversion.  Upon  any  recapitalization,  reorganization,
      ---------------------
consolidation, merger, sale of the Company's assets, sale of substantially all of the Company's assets or other similar transaction which is effected in such a way that the holders of Shares are entitled to receive stock, securities or assets, all Warrants than outstanding shall automatically be converted into Common Stock.

12.   Voting.   Nothing  contained  in  this  Agreement  shall  be  construed as
      ------
conferring upon Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect to any meeting of shareholders for the election of directors of PhotoLoft or for any other purpose not specified herein.

13.   Miscellaneous.
      -------------

     (a) Amendment. This Agreement may be amended by written agreement between PhotoLoft and Holder.

     (b) Notice. Any notice, demand or request required or permitted to be given under this Agreement will be in writing and will be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, or with a commercial courier service, with postage prepaid, and addressed, if to PhotoLoft, at its principal place of business, attention the President, and if to Holder, at Holder's address as shown on the stock records of PhotoLoft.

     (c) Further Assurances. Both parties agree to execute any additional documents and take any further actions necessary to carry out the purposes of this Agreement.

     (d) Severability. If any provision of this Agreement is held by any court of competent jurisdiction to be illegal, unenforceable or void, such provision will be enforced to the greatest extent possible and all other provisions of this Agreement will continue in full force and effect.

     (e) Governing Law. This Agreement will be interpreted and enforced in accordance with New York law.

     (f) Survival. The representations and warranties of the parties hereto set forth in this Agreement shall survive the closing and consummation of the transactions contemplated hereby for a period of three (3) years from the date hereof.

     (g) Entire Agreement; Successors and Assigns. This Agreement and the documents and instruments attached hereto constitute the entire agreement between Holder and PhotoLoft relative to the subject matter hereof. Any previous agreements between the parties are superseded by this Agreement.


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Subject  to  any  exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

     (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (i) Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     (j) Attorney Fees. If any action is brought to interpret or enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover its attorneys fees and costs incurred in connection with such action.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and delivered by their duly authorized officers as of March ___, 2000 (the "Effective Date").


PHOTOLOFT:                     PHOTOLOFT.COM


                                            By:_______________________

                                            Its:_______________________


Holder:                                         _______________________


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                                     WARRANT

                               NOTICE  OF  EXERCISE
                               --------------------


To:     PhotoLoft.com,  Inc.

     (1) _________________ ("Holder") hereby elects to purchase ______________ shares of Common Stock of PhotoLoft.com, Inc. ("PhotoLoft") pursuant to the terms of the Warrant Agreement dated March ____, 2000, and executed by Holder and PhotoLoft, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares in the name of Holder.


HOLDER:                              _______________________________


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